                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      --------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) FEBRUARY 18, 1999


                        INTERNATIONAL RECTIFIER CORPORATION
                ---------------------------------------------------
                 (Exact name of registrant as specified in charter)



     DELAWARE                   1-7935                 95-1528961
     ----------------------------------------------------------------
     (State or other            (Commission            (IRS employer
     jurisdiction of            file number)           identification
     incorporation)                                    number)


                  233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
                  -----------------------------------------------
                      (Address of principal executive offices)


                                   (310) 726-8000
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


                                     NO CHANGE
            ------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 5.        OTHER EVENTS

               On February 18, 1999, International Rectifier Corporation issued a press release, a copy of which is attached as
                Exhibit 99.1.


               EXHIBIT INDEX
Exhibit No.    Name of Item
-----------    ------------
99.1           Press Release dated February 18, 1999






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

                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         INTERNATIONAL RECTIFIER CORPORATION



Date: February 18, 1999          By:      /s/ Michael P. McGee
                                          -------------------------------------
                                   Name:  MICHAEL P. MCGEE
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Principal
                                          Accounting Officer








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